UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada M5C 1P1

(Address of Principal Executive Offices) (Zip Code)

416-477-7771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Restricted Stock Unit Incentive Plan

On June 20, 2024, Bunker Hill Mining Corp. (the “Company”) held its 2024 annual general and special meeting of shareholders (the “Annual Meeting”). Pursuant to the vote described in Item 5.07 below, the shareholders of the Company approved at the Annual Meeting the amendment and restatement (the “Amended and Restated RSU Plan”) of the Company’s existing restricted stock unit incentive plan, with the only change being the increase of the maximum number of shares of common stock issuable thereunder from 26,581,075 shares to 33,909,921 shares (the “RSU Plan Amendment”). Upon such approval, the Amended and Restated RSU Plan became effective.

The foregoing description of the RSU Plan Amendment is not complete and is qualified in its entirety by reference to the text of the Amended and Restated RSU Plan, which is attached hereto as Exhibit 10.1.

Rolling Stock Option Plan

Also on June 20, 2024, pursuant to the vote described in Item 5.07 below, the shareholders ratified and approved the Company’s rolling stock option plan (the “Option Plan”) pursuant to which the maximum number of shares of common stock that may be reserved for issuance thereunder from time to time shall not exceed 10% of the aggregate number of shares of common stock issued and outstanding from time to time. Pursuant to the policies of the TSX Venture Exchange, a rolling stock option plan, such as the Option Plan, requires stockholder approval annually.

Item 5.07	Submission of Matters to a Vote of Security Holders

As noted in Item 5.02 above, the Annual Meeting was held on June 20, 2024. Holders of 339,099,216 shares of the Company’s common stock outstanding at the close of business on the record date of May 8, 2024 were entitled to vote at the Annual Meeting, of which 139,492,273 shares, or approximately 41.1% of those entitled to vote, were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the proxy statement for the Annual Meeting, are as follows:

1.	To ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2024

For	Against	Abstain
139,214,695	20,550	257,028

2.	To elect the directors of the Company for the ensuing year

Sam Ash

For	Withheld	Broker Non-Votes
93,075,754	85,593	46,330,926

Mark Cruise

For	Withheld	Broker Non-Votes
93,071,754	89,593	46,330,926

2

Dickson Hall

For	Withheld	Broker Non-Votes
93,075,754	85,593	46,330,926

Pamela Saxton

For	Withheld	Broker Non-Votes
93,071,752	89,595	46,330,926

Paul Smith

For	Withheld	Broker Non-Votes
93,075,752	85,595	46,330,926

Richard Williams

For	Withheld	Broker Non-Votes
93,075,754	85,593	46,330,926

3.	To approve the Company’s amended and restated restricted stock unit incentive plan

For	Against	Abstain	Broker Non-Votes
91,987,843	1,135,781	37,723	46,330,926

4.	To ratify and approve the Company’s rolling stock option plan

For	Against	Abstain	Broker Non-Votes
81,238,318	11,768,706	154,323	46,330,926

5.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
92,306,186	830,085	25,076	46,330,926

6.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”)

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
59,920,052	32,319,790	674,000	247,505	46,330,926

With respect to the Say-on-Frequency Proposal, the Company’s board of directors, after considering the advisory vote of the stockholders, has determined to provide for an advisory stockholder vote on the compensation of the Company’s named executive officers on an annual basis.

Item 7.01	Regulation FD Disclosure.

On June 21, 2024, the Company issued a press release regarding the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Bunker Hill Mining Corp. Amended and Restated Restricted Stock Unit Incentive Plan
99.1	Press Release, dated as of June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: June 26, 2024	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO